Exhibit 10.5

                           FIRST AMENDMENT TO THE
             EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                             FOR WILLIAM G. PIKE

      Upon mutual consent and for valuable consideration hereby recognized, this First Amendment to the Executive Supplemental Retirement Income Agreement (the "Agreement") for William G. Pike (the "Executive"), dated this 4th day of September, 2002, is for the purpose of amending the Agreement as follows:

            Paragraph 3 of Exhibit A to the Agreement shall be amended to read as follows:

            3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Ninety Five Thousand Five Hundred and Seventeen Dollars ($95,517) at age 65 if paid entirely from the Accrued Benefit Account and Fifty-Seven Thousand Three Hundred and Ten Dollars ($57,310) at age 65 if paid from the Retirement Income Trust Fund.

                  The Supplemental Retirement Income Benefit:

                  * the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

            Paragraph 4 of Exhibit A to the Agreement shall be amended to read as follows:

            4.    Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year      Amount
                  ---------      ------

                    1999         34,419
                    2000         34,419
                    2001         34,419
                    2002         34,419
                    2003         60,000
                    2004         60,000
                    2005         60,000
                    2006         60,000
                    2007         60,000
                    2008         60,000
                    2009         60,000
                    2010         60,000
                    2011         60,000
                    2012         60,000
                    2013         60,000
                    2014         60,000
                    2015         60,000
                    2016         60,000

      All other provisions of the Agreement, which are not specifically modified by this First Amendment, are hereby incorporated and shall remain in full force and effect.


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      IN WITNESS WHEREOF, the Bank and the Executive have caused this First
Amendment to be executed on this, the 4th day of September, 2002.

ATTEST:                         GRANITE BANK:

/s/  Charles B. Paquette        By:  /s/  William Smedley
----------------------------    -------------------------------------
                                Title:  Chairman, Personnel Committee

ATTEST:                         GRANITE STATE BANKSHARES, INC.

/s/  Charles B. Paquette        By:  /s/  Charles W. Smith
----------------------------    -------------------------------------
                                Title:  Chairman and CEO

WITNESS:                        EXECUTIVE

/s/  Faith E. Wilder            /s/  William G. Pike
----------------------------    -------------------------------------


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